                                                          Exhibit (d)(5)(j)(1)


                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                       VILLANOVA MUTUAL FUND CAPITAL TRUST
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                          AND GARTMORE GLOBAL PARTNERS
                           EFFECTIVE DECEMBER_27, 2000


         Funds of the Trust                                Advisory Fees                           Effective Date
         ------------------                                -------------                           --------------

Gartmore NSAT Emerging Markets Fund                  .575% of the Fund's average                  September 1, 2000
                                                     daily net assets

Gartmore NSAT International                          .50% of the Fund's average                   September 1, 2000
     Growth Fund                                     daily net assets

Gartmore NSAT Global Leaders Fund                    .50% of the Fund's average                      Not Seeded
                                                     daily net assets

Gartmore NSAT European Growth Fund                   .50% of the Fund's average                      Not Seeded
                                                     daily net assets

Gartmore NSAT Global Small                           .575% of the Fund's average                     Not Seeded
     Companies Fund                                  daily net assets

Gartmore NSAT OTC Fund                               0.50% of the Fund's average                     Not Seeded
                                                     daily net assets


                                      TRUST
                                      Nationwide Separate Account Trust

                                      By:
                                          -----------------------------------
                                      Name:
                                      Title:


                                      ADVISER
                                      Villanova Global Asset Management Trust

                                      By:
                                          -----------------------------------
                                      Name:
                                      Title:

                                      SUBADVISER

                                      Gartmore Global Partners

                                      By:
                                          -----------------------------------
                                      Name:
                                      Title: